PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 16, 2016
to Prospectuses dated April 27, 2015, April 30, 2015, and February 1, 2016

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

Effective April 29, 2016 (the “Closure Date”), the AST Ivy Asset Strategy Portfolio (the “Portfolio”) will be closed for new Purchase Payment allocations to all investors.  As of the Closure Date, no additional Purchase Payments (including any type of systematic payment or rebalancing) into the Portfolio will be accepted from new or existing contract owners, including those contract owners who have Account Value invested in the Portfolio as of the Closure Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP8